Exhibit 10.2

7 June 2024

GLAS USA LLC,
as Administrative Agent for the Lenders party to the Credit Agreement referred to below
C/O Global Loan Agency Services Limited
55 Ludgate Hill Level 1 West,
London EC4M 7JW
Attention: Transaction Management Group/Doncasters
Tel: [***]
Email: [***]

Re:	Amendment to Credit Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of April 23, 2024 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) by and among Alloy Parent Limited, a private company limited by shares incorporated in Jersey under the number 130426 (“Holdings”), Doncasters US Finance LLC, a Delaware limited liability company (“Doncasters Finance”) and Doncasters US LLC, a Delaware limited liability company (“Doncasters”, and together with Doncasters Finance, each as a “Borrower” and collectively, the “Borrowers”), the Lenders party thereto, GLAS USA LLC, as administrative agent (the “Administrative Agent”) and GLAS Americas LLC, as collateral agent (the “Collateral Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

The Borrowers hereby request that the Lenders party hereto (the “Consenting Lenders”), which constitute the Required Lenders, provide certain amendments to the Credit Agreement as further set forth herein, and, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto, intending to be legally bound hereby, agree as follows.

Amendments to Credit Agreement

The Consenting Lenders and the Borrowers each desire to exercise their authority pursuant to Section 9.02 of the Credit Agreement and hereby each agrees to amend and restate clause (b) of Schedule 5.17 in its entirety as follows:

“(b)(1) On or before the date that is 45 days after the Closing Date, evidence, in form and substance reasonably satisfactory to the Required Lenders, that (a) IVOSTUD GmbH has filed (x) its annual accounts for the financial year ending 31 December 2021 with the German Company Register (Unternehmensregister), is in compliance with all filing and reporting obligations to the German Company Register (Unternehmensregister), has filed, to the extent required, amended German Corporate Income Tax returns, German Trade Tax returns and all related Tax returns for the fiscal year ending 31 December 2021 and has paid all Tax amounts declared as payable in such returns (if any) and (b) each of the following U.K. Guarantors listed below has filed its annual accounts for the financial year ending 31 December 2022 at Companies House in England and Wales and is in compliance with all filing and reporting obligations to Companies House in England and Wales:

1.	Unipol Holdings Limited

2.	Polycast International Limited
3.	Deritend International Limited
4.	Ross & Catherall Limited
5.	Trucast Limited
6.	Dundee Holdco 3 Limited
7.	Dundee Holdco 4 Limited
8.	Doncasters Blaenavon Limited
9.	Doncasters UK Finance Limited
10.	Clovepark Limited
11.	RCG Holdings Limited
12.	Chard Precision Castings Limited
13.	Triplex Lloyd Limited
14.	Trucast (Europe) Limited[1]

(2) on or before June 28, 2024, evidence, in form and substance reasonably satisfactory to the Required Lenders, that (i) each of the following U.K. Guarantors listed below has filed its annual accounts for the financial year ending 31 December 2022 at Companies House in England and Wales and is in compliance with all filing and reporting obligations to Companies House in England and Wales, and (ii) each of the following German Guarantors listed below has filed (a) its annual accounts for the financial year ending 31 December 2022 with the German Company Register (Unternehmensregister) and is in compliance with all filing and reporting obligations to the German Company Register (Unternehmensregister) and (b) its German Corporate Income Tax returns, German Trade Tax returns and all related Tax returns for the fiscal year ending 31 December 2022 with the competent tax office and has paid all Tax amounts declared as payable in such returns (if any):

1.	Dundee Pikco Limited
2.	Doncasters Limited
3.	Dundee Holdco GmbH
4.	Doncasters Precision Castings - Bochum GmbH

(3) on or before July 26, 2024, IVOSTUD GmbH has filed (a) its annual accounts for the financial year ending 31 December 2022 with the German Company Register (Unternehmensregister) and is in compliance with all filing and reporting obligations to the German Company Register (Unternehmensregister) and (b) its German Corporate Income Tax returns, German Trade Tax returns and all related Tax returns for the fiscal year ending 31 December 2022 with the competent tax office and has paid all Tax amounts declared as payable in such returns (if any).”

1 NTD: Alloy Parent Limited statutory accounts were completed and filed at Companies House prior to closing.

2

To induce the Agents and the Consenting Lenders to enter into this Amendment Agreement, each Borrower represents and warrants to each of the Consenting Lenders and the Agents that: (i) the representations and warranties of each Borrower set forth in the Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty by its terms is qualified by materiality or Material Adverse Effect, in which case such representation and warranty (as so qualified) is true and correct in all respects), in each case on and as of the date of Amendment Effective Date (as defined below) (or true and correct in all material respects as of a specified date, if earlier); and (ii) on the Amendment Effective Date, no Default or Event of Default has occurred and is occurring.

This letter agreement (this “Amendment”) shall become effective on the date on which the Borrowers, the Administrative Agent (acting at the direction of the Consenting Lenders) and the Consenting Lenders shall have executed and delivered this Amendment to the Administrative Agent (such date, the “Amendment Effective Date”).

From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document. The Borrowers, hereby ratify and reaffirm, as of the Amendment Effective Date, after giving effect to this Amendment, each of their respective obligations under the Credit Agreement and the other Loan Documents. The Borrowers agree to pay and reimburse each of the Administrative Agent and each Lender for all of its reasonable costs and out-of-pocket expenses (including, without limitation, the reasonable fees and expenses of counsel to each of the Administrative Agent and the Lenders) incurred in connection with the preparation, negotiation and delivery of this Amendment.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment as if fully set forth herein, mutatis mutandis.

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.

[SIGNATURE PAGES FOLLOW]

3

Kindly indicate your acceptance of the foregoing by executing this Amendment in the space provided below, whereupon this Amendment shall become an agreement among us.

Sincerely,

DONCASTERS US FINANCE LLC,
as a Borrower

By:	/s/ Mike Quinn
Name: Mike Quinn
Title: CEO

DONCASTERS US LLC,
as a Borrower

By:	/s/ Mike Quinn
Name: Mike Quinn
Title: CEO

[Signature Page to Amendment to Credit Agreement]

ACKNOWLEDGED and AGREED:

GLAS USA LLC,
as Administrative Agent

By:	/s/ Sarah Oldfield
Name: Sarah Oldfield
Title: Senior Transaction Manager

[Signature Page to Amendment to Credit Agreement]

PGIM, Inc., on behalf of various funds and/or accounts, as investment advisor, subadvisor, and/or collateral manager, as a Lender

By:	/s/ Ryan Kelly
Name: Ryan Kelly
Title: Vice President

Number	Portfolio	Legal Name	MEI
1	ASTHY	Advanced Series Trust - AST High Yield Portfolio	US1L287781
2	BAYERHY	Bayer Corporation Master Trust	US0 M0 183B7
3	DJGHY	Desjardins Global High Yield Bond Fund	CA0M002DQ2
4	GGTHY	Wilmington Trust Collective Investment Trust - PGIM Global Total Return Bond Fund	US0M01GGG2
5	HORGHY	Stichting Pensioenfonds Horeca & Catering	NL0M001380
6	IAPRSHY	Iowa Public Employees’ Retirement System	US0M00RQB1
7	IBTBMHY	PGIM Broad Market High Yield Bond Fund of the Prudential Trust Company Institutional Business Trust	US0M0100J4
8	INHY	Prudential High Yield Fund of the Prudential Trust Company Collective Trust	US1L124034
9	JPMHY	Six Circles Credit Opportunities Fund	US0M019XM7
10	LPBEURBL	Madison Flintholm Senior Loan Fund I Designated Activity Company	IE0M002VC3
11	MERGHY	MGI Funds PLC	IE0M001W17
12	NYSTHY	New York State Teachers’ Retirement System	US0M01K697
13	PCOHY	Board of Pensions of the Evangelical Lutheran Church in America	US0M0199G2
14	PCOSHY	Board of Pensions of the Evangelical Lutheran Church in America	US0M0199G2
15	PHY	Prudential Investment Portfolios, Inc. 15 - PGIM High Yield Fund	US1L034712

[Signature Page to Amendment to Credit Agreement]

16	PRUABRET	Prudential Investment Portfolios 9 - PGIM Absolute Return Bond Fund	US1L328221
17	PRUCGHY	PGIM Global High Yield Fund, Inc.	US1L547267
18	PRUCHY	PGIM High Yield Bond Fund, Inc	US1L482325
19	PRUCSDHY	PGIM Short Duration High Yield Opportunities Fund	US0M01BJP8
20	PRUESGHY	Prudential Investment Portfolios, Inc. 15 - PGIM ESG High Yield Fund	US0M01FN80
21	PRUFRI	Prudential Investment Portfolios, Inc. 14 - PGIM Floating Rate Income Fund	US1L328239
22	PRUICIF	PGIM Credit Income Fund	US0M01LS53
23	PRUSBF	Prudential Investment Portfolios 3 - PGIM Strategic Bond Fund	US0M00RQR7
24	PRUSDHY	Prudential Investment Portfolios, Inc. 15 - PGIM Short Duration High Yield Income Fund	US1L546277
25	PRUSDPLUS	Prudential Investment Portfolios, Inc. 17 - PGIM Short Duration Multi-Sector Bond Fund	US0M00FJR7
26	PRUTOTRET	Prudential Investment Portfolios, Inc. 17 - PGIM Total Return Bond Fund	US1L034753
27	PRUXPFRL	PGIM ETF Trust - PGIM Floating Rate Income ETF	US0M01H3C1
28	PSDBP	The Prudential Series Fund - PSF PGIM Total Return Bond Portfolio	US1L058893
29	PSHY	The Prudential Series Fund - PSF PGIM High Yield Bond Portfolio	US1L124000
30	PTBLTR	Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust	US1L124026
31	PTCRPLUS	Prudential Core Plus Bond Fund of the Prudential Trust Company Collective Trust	US0M 018PX2
32	QIFEURBL	PGIM Qualifying Investor Funds plc - PGIM QIF European Loan Fund	IE0M002LS0
33	QIFGLF	PGIM Qualifying Investor Funds plc - PGIM QIF Global Loan Fund	IE0M002LR2
34	QIFKGHY	PGIM Qualifying Investors Funds plc - PGIM QIF Global High Yield ESG Fund	IE0M002H07

[Signature Page to Amendment to Credit Agreement]

35	SAHY	Empower Annuity Insurance Company	US1L051716
36	SMHY	State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees’ Retirement System, State Employees’ Retirement System, Michigan State Police Retirement System, and Michigan Judges Retirement System	US0M00VKR2
37	STOHHY	State Teachers Retirement System of Ohio	US0M017QR4
38	TNHY	Tennessee Consolidated Retirement System	US0M01JR09
39	UCCHY	The Pension Boards - United Church of Christ, Inc.	US0M0174M3
40	VCSP2HY	Virginia College Savings Plan	US1L246753
41	VCSPHY	Virginia College Savings Plan	US1L246753

[Signature Page to Amendment to Credit Agreement]

ALCOF III NUBT, L.P.,
as a Lender

By: Arbour Lane Fund III GP, LLC,
its General Partner

By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager

Arbour Lane – Hiwassee, L.P.,
as a Lender

By: Arbour Lane – Hiwassee GP, LLC,
its General Partner

By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager

Arbour Lane – TX, L.P.,
as a Lender

By: Arbour Lane – TX GP, LLC,
its General Partner

By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager

[Signature Page to Amendment to Credit Agreement]

Beach Point SCF IV LLC
Beach Point Multi-Strategy Credit Master Fund, L.P.
Beach Point SCF I LP
Beach Point SCF Multi-Port LP
Lloyds Bank Pension Scheme No.1
Lloyds Bank Pension Scheme No.2
HBOS Final Salary Pension Scheme
Royal Mail Pension Plan
Royal Mail Pension Plan (RMG Section)(Re: DBCB)
Beach Point SCF 0166 LP
Beach Point Select Fund LP
Beach Point Sangamon LP,
as Lenders

By: Beach Point Capital Management LP, its Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

Mercer QIF Fund PLC – Mercer Investment Fund 1,
as a Lender

By: Beach Point Capital Management LP, its Sub-Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement]

Pathway Strategic Credit Fund III, LP,
as a Lender

By: PSCF III Management LLC, its General Partner
By: Pathway Capital Management, LP, its Sole Member
By: Pathway Capital Management GP, LLC, its General Partner

By:	/s/ Wayne D. Smith
Name: Wayne D. Smith
Title: Managing Director

[Signature Page to Amendment to Credit Agreement]

Redwood Opportunity Master Fund, Ltd.
Redwood Master Fund, Ltd.
Redwood Drawdown Master Fund III, LP,
as Lenders

By: Redwood Capital Management, LLC, its investment manager

By:	/s/ Sean Sauler
Name: Sean Sauler
Title: Deputy CEO

Redwood Enhanced Income Corp.,
as a Lender

By: Redwood Capital Management, LLC, its investment manager

By:	/s/ Sean Sauler
Name: Sean Sauler
Title: Co-President

[Signature Page to Amendment to Credit Agreement]